Rule 497 Document

On behalf of the TIAA-CREF Lifestyle Funds (the “Funds”), series of TIAA-CREF Funds, and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing information in interactive data format. The interactive data files included as an exhibit to this filing relate to the Prospectus filed with the Securities and Exchange Commission on behalf of the Funds pursuant to Rule 497(c) on October 1, 2019 (Accession No. 0000930413-19-002599), which is incorporated by reference into this Rule 497 Document.

EXHIBIT LIST

101.	INS XBRL Instance Document
101.	SCH XBRL Taxonomy Extension Schema
101.	DEF XBRL Taxonomy Extension Definition Linkbase
101.	LAB XBRL Taxonomy Extension Label Linkbase
101.	PRE XBRL Taxonomy Extension Presentation Linkbase

Jeremy D. Franklin Vice President, Associate General Counsel 8500 Andrew Carnegie Blvd Charlotte, NC 28262 T 704.988.4101 jeremy.franklin@nuveen.com

October 11, 2019

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re: TIAA-CREF Funds (File Nos. 333-76651, 811-09301)

To whom it may concern:

On behalf of the TIAA-CREF Lifestyle Funds (the “Funds”), a series of the TIAA-CREF Funds, and pursuant to Rule 497(c) under the Securities Act of 1933 (“1933 Act”), as amended, attached for filing are exhibits containing information in interactive data format. The interactive data files included as an exhibit to this filing relate to the Prospectus filed with the Securities and Exchange Commission on behalf of the Funds pursuant to Rule 497(c) on October 1, 2019 (0000930413-19-002599).

If you have any questions regarding this filing, please do not hesitate to call me at (704) 988-4101.

Sincerely,

/s/Jeremy D. Franklin

Jeremy D. Franklin